UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Illumina, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. May 27, 2020 Meeting Information ILLUMINA, INC. Meeting Type: Annual <mtgtype> Meeting For holders as of: March <recdate> 30, 2020 Date: May 27, 2020 Time: 10:00 <mtgtime> AM PDT Location: Meeting live via the Internet—please visit www.virtualshareholdermeeting. com/ILMN2020 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.1.18 We encourage you to access and review all of the important information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000457937 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow ï§ (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§ (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods . 18 . 1 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do . 0 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the R1 appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the _ 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 0000457937 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. ï§ Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A Caroline Dorsa 1B Robert S. Epstein, M.D. 1C Scott Gottlieb, M.D. 1D Philip W. Schiller The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2021. 3 To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement. The Board of Directors recommends you vote AGAINST the following proposal(s): 18 4 To approve, on an advisory basis, a stockholder proposal regarding political disclosures. 1 . 0 . R1 . 3 0000457937 _

Voting items Continued NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. Voting Instructions . 18 . 1 . 0 R1 _ 4 0000457937